GE INVESTMENTS FUNDS, INC.

Total Return Fund

Supplement Dated October 8, 2008

To the Prospectuses Dated May 1, 2008 and September 15, 2008

On September 26, 2008, the Board of Directors (the “Board”) of GE Investments Funds, Inc. (the “Company”) met to consider and approve various proposals relating to the Total Return Fund (the “Fund”). The proposals approved by the Board are part of a series of initiatives intended to improve the management and competitiveness of the Fund, to enhance the efforts to distribute the Fund’s shares and to increase the attractiveness of the Fund to potential new investors.

The following proposals, which were approved by the Board, are intended to provide greater flexibility to manage the portfolio by permitting GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, to invest in additional asset classes and market segments, utilize additional investment techniques and strategies and to free it from certain investment restrictions. It would also enhance GEAM’s ability to rapidly retain sub-advisers to manage investments in classes of assets for which GEAM does not have the appropriate capability. Because the adoption of these changes requires the approval of the shareholders of the Fund, the Board has called a special meeting of the shareholders of the Fund (the “Meeting”) at which the shareholders will be asked to approve:

(1)	an amendment to the Investment Advisory and Administration Agreement to increase the advisory fee rate paid by the Fund to GEAM, the Fund’s investment adviser, and to reflect various additional responsibilities related to a fund with multiple sub-advisers.

(2)	a new Sub-Advisory Agreement with Urdang Securities Management, Inc. (“Urdang”), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

(3)	the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

(4)	the amendment, elimination or reclassification of fundamental investment policies of the Fund relating to:

•	illiquid investments;

•	mortgaging, pledging and hypothecating of investments;

•	senior securities;

•	real estate investments;

•	making loans;

•	borrowing;

•	diversification;

•	concentration of investments; and

•	commodities.

(5)	for Class 1 shares, a new Distribution and Service Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and for Class 2 shares, Class 3 shares and Class 4 shares, amendments to the Distribution and Service Plan with respect to their shares. This proposal relates to an enhancement that would help the Fund continue to finance services to shareholders at a level consistent with the requirements of each class.

The Meeting is scheduled to be held on or about December 17, 2008. The Board has established October 1, 2008 (the “Record Date”) as the date on which shareholders of record of the Fund will be entitled to vote on the proposals at the Meeting. Proxy materials describing the proposals in greater detail and seeking shareholder approval will be sent to persons invested in shares of the Fund on the Record Date.

At the September 26, 2008 meeting, the Board also approved the following changes in the structure and levels of certain expenses for each class of shares (other than Class 1), which are designed to improve the ability of each class of shares to finance the services most desired by the insurance companies and owners of their variable contracts. These changes, which do not require shareholder approval, will take effect in early 2009:

(1)	With respect to Class 2 shares, the Board approved (a) a reduction in the Class 2 Distribution and Service Plan fee from 0.25% to 0.05%, and (b) the addition of a Class 2 Investor Service Plan fee of 0.20%. These changes will not result in a net increase in the aggregate distribution and service fees for Class 2 shares.

(2)	With respect to Class 3 shares, the Board approved (a) a reduction in the Class 3 Distribution and Service Plan fee from 0.30% to 0.25%, and (b) the addition of a Class 3 Investor Service Plan fee of 0.20%. These changes will result in an additional 0.15% increase in the aggregate distribution and service fees for Class 3 shares.

(3)	With respect to Class 4 shares, the Board approved (a) a reduction in the Class 4 Distribution and Service Plan fee from 0.45% to 0.30%, and (b) the addition of a Class 4 Investor Service Plan fee of 0.20%. These changes will result in an additional 0.05% increase in the aggregate distribution and service fees for Class 4 shares.

Because separate accounts of Genworth Life & Annuity Insurance Company, Genworth Life Insurance Company of New York and Standard Insurance (collectively, the “Insurance Companies”), are the only shareholders of the Fund, owners of variable annuity contracts and variable life insurance contracts (each, a “variable contract”) indirectly invested in the Fund on the Record Date will have the right to instruct the Insurance Companies as to the manner in which shares of the Fund attributable to their variable contracts should be voted. The Insurance Companies will send to owners of variable contracts indirectly invested in the Fund on the Record Date the proxy materials described above, along with voting instruction forms on which variable contract owners will be able to provide voting instructions.

This supplement should be retained with your prospectus for future reference.

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